UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2024

Equitable Holdings, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38469	90-0226248
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1345 Avenue of the Americas
New York, New York		10105
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 554-1234

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	EQH	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a share of Fixed Rate Noncumulative Perpetual Preferred Stock, Series A	EQH PR A	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a share of Fixed Rate Noncumulative Perpetual Preferred Stock, Series C	EQH PR C	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 22, 2024, the Company held its Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, three proposals were submitted to the Company’s stockholders. The proposals are described in more detail in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on April 9, 2024 (the “2024 Proxy Statement”). The final voting results are as follows:

Proposal 1: The Company’s stockholders elected the nine director nominees named in the Definitive Proxy Statement to serve until the 2025 annual meeting or until their successors are elected or have been qualified. The voting results are set forth below:

Director Nominee	For	Against	Abstain	Broker Non-Vote
Joan Lamm-Tennant	254,386,157	40,110,895	90,199	9,558,794
Francis A. Hondal	293,109,937	1,382,762	94,552	9,558,794
Arlene Isaacs-Lowe	290,595,760	3,888,788	102,703	9,558,794
Daniel G. Kaye	290,060,988	5,437,560	88,703	9,558,794
Craig MacKay	284,134,793	10,360,332	92,126	9,558,794
Mark Pearson	293,680,205	820,627	86,419	9,558,794
Bertram L. Scott	275,575,774	18,919,413	92,064	9,558,794
George Stansfield	293,718,174	779,823	89,254	9,558,794
Charles G.T. Stonehill	293,713,548	787,090	86,613	9,558,794

Proposal 2: The Company’s stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2024. The voting results are set forth below:

For	Against	Abstain	Broker Non-Vote
291,381,883	12,673,742	90,420	0

Proposal 3: The Company’s stockholders approved an advisory resolution approving the compensation of the Company’s named executive officers. The voting results are set forth below:

For	Against	Abstain	Broker Non-Vote
282,968,316	11,509,045	109,890	9,558,794

Item 9.01 Financial Statements and Exhibits.

Exhibit	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITABLE HOLDINGS, INC.

Date:	May 22, 2024	By:	/s/ Ralph Petruzzo
Ralph Petruzzo Associate General Counsel